COMPOSITE TECHNOLOGY CORPORATION

Annual Shareholder Meeting

March 2, 2010



ACCC® Conductor

Annual Shareholder Meeting

March 2, 2010

This presentation contains forward-looking statements, as defined in the Securities Reform Act of 1995 (the "Reform Act"). The safe harbor for forward-looking statements provided to companies by the Reform Act does not apply to our Company. This presentation contains projections, predictions, estimates and other forward-looking information covering such topics as revenue and cash flow expectations, successful and timely development and market acceptance of products. These forward-looking statements are projections and predictions only and rely on assumptions about future events based on current expectations, planned business development efforts, near and long-term objectives, potential new business, strategies, organizational changes, changing markets, marketing efforts, future business performance and outlook. Although management believes that such assumptions are reasonable as of the date hereof, no assurances can be given, however, regarding the attainability of such statements or the reliability of the assumptions on which they are based. Actual events or results may differ materially from those made in any forward-looking statements due to a number of risks and uncertainties, including, without limitation, advantage working capital, our ability to obtain financing, competition with larger companies, tax and regulatory changes, development of and demand for a new technology, our ability to convert quotations into firm orders, cash flow, securing sufficient quantities of essential raw materials, timely delivery by suppliers, ability to maintain quality control, collection-related and currency risks from international transactions, the successful outcome of joint venture and other negotiations, and our ability to manage growth. Please refer to the Company's most recent annual report and other recent filings with the Securities and Exchange Commission, which contain and identify additional information covering factors that could cause the results to differ materially from those contained in our projections or forward-looking statements including those that are found in the Company's Annual Report filed with the SEC on Form 10-K for fiscal year ended September 30, 2009 and subsequent Quarterly Reports on Form 10-Q and subsequent Current Reports filed on Form 8-K that will be included with or prior to the filing of the Company's next Quarterly or Annual Report.

CTC COMPOSITE TECHNOLOGY CORPORATION

DeWind Asset Sale

- Reason for Sale: By November, 2008, the economic downturn had dried up most of our customer's wind farm financing
- Timeline:
  - RBS Securities engaged to find strategic partners or sale in December, 2008
  - Potential buyer, DSME, selected after discussions in June, 2009
  - Definitive agreement for $49.5M reached in August, 2009
  - Transaction closed September, 2009
- $17.2 million of the transaction's cash escrowed, with various release provisions pending inventory adjustments, resolution of certain supplier contracts, and resolution of possible claims involving IP transfers
- CTC has retained some subsidiaries related to DeWind, that are significant operations at this time
- Significant cash burn reduction since September

CTC's Cash Position


35
30
25
20
15
10
5
0
Escrowed Cash
Free Cash
17.2
13.9
3.5
March 2009
December 2009
$9.1 million in Convertible Debt Repaid January, 2010
Currently debt free

COMPOSITE TECHNOLOGY CORPORATION

"Cash Basis" Operating Expenses
(excludes Depreciation and Stock Compensation charges)



$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$-
$3.1M
QE 3/31/09
QE 6/30/09
QE 9/30/09
QE 12/31/09 Actual
QE 12/31/09 Adjusted *
Cable
CTC
Dewind

* Adjusted to exclude 1.4M in non-recurring December 2009 expenses including IRS back taxes and non-recurring legal

COMPOSITE TECHNOLOGY CORPORATION

Capitalization

	March, 2009	March, 2010
Issued & Outstanding	287,988,370	288,269,660
Conv. Debt, if converted	9,037,280	--
Warrants	19,126,115	14,355,001 (a)
Options issued	27,311,020	27,916,797
Fully Diluted Common Shares	343,462,785	330,541,458 (a)
Price per share – on SHM date	$0.16	$0.31
Market Capitalization - Issued	$46.0M	$89.4M
Outstanding Debt	$9M	$0

(a) Includes 7,055,001 warrants expiring in June 2010 at $1.26 exercise price

CTC COMPOSITE TECHNOLOGY CORPORATION

CTC Cable Revenues

Expanded customer base in 2009

- 2009 sales wins in:
  - Middle East
  - South America
  - Latin America
  - United States



35
30
25
20
15
10
5
0
Poland
China
US & ROW
6.9
24.9
0.9
10.5
9.1
FY 2008
FY 2009

- 2009 China order levels were disappointing
- Poland re-order delayed, expected in 2010/2011
- Many expected 2009 customer orders were delayed due to economic downturn which pushed out infrastructure spending

CTC CABLE CORPORATION

ACCC® Conductor Value Proposition



Ampacity

- ACCC® conductor can carry twice the current of a conventional conductor.
- Lighter core allows the use of 28% more aluminum without a weight penalty.

Strength/Weight

- Hybrid Carbon Composite Core is stronger and lighter than steel core.

Reduced Line Losses

- Under equal load conditions reduces line losses by 30 to 40% compared to traditional conductors of the same diameter and weight.

Longer Spans

- Greater strength and improved dimensional stability
- Allows increased spans between fewer or shorter structures.

CTC CABLE CORPORATION

ACCC® Conductor Value Proposition

Conductor Sag Comparison / Poland Installation


ACCC® Conductor
ACSR

Significantly Less Sag than ACSR

R&D Focus

Purpose:

- Maintain Technical Lead
- Improve Product "Value Proposition"
- Respond Quickly to New Opportunities
- Grow Intellectual Property Portfolio
- Increase Shareholder Value
- Maximize Profitability

Industry Challenges/CTC Opportunities:

- Smart / Modern Grid Directives
- Environmental Mandates – Reduced Emissions
- Goals to Improve Energy Efficiency
- Requirements to Increase Line Capacity
- Directives to Improve Grid Reliability

CTC Cable Solutions:

- New Specialized & Advanced Conductor Designs
- Advanced Material Utilization
- Enhanced Core Functionality
- Hardware & Systems Developments



CTC CABLE CORPORATION

Business Development

- Alcan Agreement
  - Base load – Increasing annual order commitments
  - Lower prices due to Alcan vertical integration
  - Leverage their reputation, size and financial strength
  - Convert 10% of their ACSS business to ACCC® conductor
- Developing Global stranders
- Developing new T-2® type ACCC® conductor with North American market potential >$200 million per year
- Deploying "More Feet On The Street"
- Developing more convincing economic models to demonstrate "net cost" to the customers

CTC CABLE CORPORATION

Business Optimization

- **Implementing strategic sourcing of materials**
  - Three vendors per material with cost targets
  - Vendor evaluation program with performance targets
- **Increase production efficiency**
  - Increased line speed
  - Improved use of raw materials
  - Automation



- **Moving from fixed to variable costs**
  - Field Service Staff
  - Engineering Support
- **Implementing activity-based-costing by project**
  - Project Managers track performance cost to ensure project success
- **Internal cost controls**
  - Focus on ensuring efficiency and value
- **Increase revenue per employee**

CTC CABLE CORPORATION

ACCC® conductor net cost vs. ACSR


100KM Test Line Analysis
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$-
$(20.0)
107% IRR for Cost of Conductor + Structure Savings
$24.2M 30 year NPV of CO2 reduction at $25/Metric Ton
Yr 0
Yr 1
Yr 2
Yr 3
Yr 4
Yr 5
Yr 10
Yr 15
Yr 30
Capital Cost
Line Loss Savings
CO2 Value

CTC CABLE CORPORATION

Fastest Adoption of Any New Conductor Technology

Conductor	Current Capacity	Approximate Relative Price	Conductor Length (kilometers)	Comment
Conventional ACSR	1	1	> 800,000 in U.S. (230 kV and above)	100+ year old technology
ACSS (Round and Trap Wire, all strengths)	1.8 to 2.0	1.2 (HS steel core) 1.5 (HS285 UHS core)	65,000 in U.S. 1450 with HS285	Introduced in ~1975 (30 years ago) (HS 285 3 years ago)
GTACSR (Gap)	1.6-2.0	2	12,200	Introduced in ~1994 (15 years ago)
ACIR (Invar core)	1.5-2.0	3	13,300 TACIR	Introduced in ~1989 (20 years ago)
ACCR (Aluminum composite core)	2-3	5 – 6.5	1125	Introduced in ~1994 (15 years ago)
ACCC® (Carbon fiber composite core)	2	2.5 – 3.0	>8,000	Introduced in ~2004 (5 years ago)

Data taken from 2009 EPRI HTLS Report

CTC CABLE CORPORATION

ACCC® Conductor Solution

Total Conductor Solution for Transmission Line Needs

- Greater Strength & Reduced Thermal Sag
- Decreased Structural Costs
- Increased Electrical Capacity
- Reduced Line Losses
- Decreased Fuel Consumption & Emissions
- Lower Overall Lifecycle Costs
- Outstanding Product Warranty

ACCC® Conductor the Total Conductor Solution

CTC CABLE CORPORATION

Order Volume

- Our highest focus is in on converting submitted projects, which we have engineered to show the advantages of ACCC® conductor, to committed purchase orders
- We have achieved technical acceptance in nearly every market we have attacked
- We are aggressively addressing the commercial issues that have limited our market penetration - Alcan agreement is an example
- We have made excellent progress in material and service cost reductions
- Factory utilization is key – driven by volume

CTC CABLE CORPORATION

Concepts Prepared for Ad Campaign


Cut Your Losses
Expand Your Profit
CTC CABLE


Reduce Yours
Reduce Line Losses and Green House Gases
CTC CABLE


The future belongs to the efficient
Reduce Line Losses and Green House Gases
CTC CABLE

CTC CABLE CORPORATION

IP Issues

- Received from the United States Patent and Trademark Office ("USPTO") an official Notice of Intent to Issue Ex Parte Reexamination Certificate for U.S. Patent No. 7,368,162.
- USPTO confirmed the patentability of 8 original claims and approved the other 28 original claims with only minor amendments. The USPTO further allowed 47 new claims, bringing the total claim count in this patent to 83 claims. No claims were rejected.
- CTC Cable currently has 9 issued U.S. patents, 3 pending U.S. continuation-in-part patent applications, 1 pending U.S. patent application claiming priority to a PCT international application, and 4 other pending U.S. patent applications. In addition, 3 of its PCT international applications have entered the national phase and are currently pending in over 70 strategic countries world-wide. Of these pending patents, 21 have been granted.
- CTC Cable's suit against Mercury for willful patent infringement had been stayed by the Court pending the outcome of the reexamination. In light of the foregoing, CTC Cable will request that the stay be lifted so that it may proceed against Mercury.
- The USPTO has now considered the patentability of CTC Cable's patent twice, taking into account Mercury's best attempt to argue invalidity. Consequently, CTC Cable believes that its suit against Mercury is now even stronger.
- Protection of IP for the company and shareholders is critical and we will not waiver in our efforts to protect our IP

CTC CABLE CORPORATION

CTC Thanks You for Your Support

We believe that the Power Industry will soon recognize that ACCC® conductor is the new standard for the "Modern Grid", which needs higher performance conductors with proven energy efficiency and reduced thermal sag.



ACCC® Conductor Installation in Carmen, Mexico